Exhibit 13.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Yoshitsu Co., Ltd (the “Company”) on Form 20-F for the year ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Youichiro Haga, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2022

By:	/s/ Youichiro Haga
	Name:	Youichiro Haga
	Title:	Director and Corporate Officer (Principal Accounting and Financial Officer)